UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 7, 2010

PANELTECH INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53896	20-4748555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 John Stevens Way, Hoquiam, WA		98550
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (360) 538-1480

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 7, 2010, Paneltech International Holdings, Inc. (the “Registrant”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with  an investor (the “Investor”) and raised $150,000 in an offering of the Registrant’s Series A Convertible Preferred Stock, par value $0.0001 (the “Preferred Stock”) and warrants to purchase Common Stock (the “Warrants”) (the “April Offering”). The terms of the April Offering, which is now closed, were substantially the same as the terms of the Registrant’s offering that closed on January 22, 2010 in which the Registrant has raised $1,650,000 and issued an aggregate of 2,999,205 shares of Preferred Stock and granted an aggregate of 4,998,675 Warrants (the “2009 Offering”).

The Securities Purchase Agreement entered into with the Investor was substantially the same in form as the Securities Purchase Agreements entered into in connection with the 2009 Offering, and the Warrant issued to the Investor was the same as the Warrant issued in connection with the 2009 Offering.  Under the terms of the Securities Purchase Agreement, the Registrant issued 272,655 shares of Preferred Stock and granted 454,425 Warrants for a purchase price of $150,000. Under the conversion ratio, each share of Preferred Stock is convertible into five shares of Common Stock.  Each Warrant has an initial exercise price of $0.12 per share of Common Stock.  The Warrants may be redeemed under certain circumstances.  The foregoing description of the Securities Purchase Agreement and Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Securities Purchase Agreement included as Exhibit 10.6 to the Amendment No. 2 to Form 8-K filed by the Registrant on February 11, 2010, and the form of Warrant included as Exhibit 4.2 to the Form 8-K filed by the Registrant on December 30, 2009 (the “December 30th Form 8-K”).

The securities offered in the April Offering will not be or have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This Current Report on Form 8-K (the “Current Report”) is neither an offer to sell nor a solicitation to buy any of the Registrant’s securities.  This Current Report is being filed pursuant to and in accordance with Rule 135(c) under the Securities Act.

In order to evidence the rights of the Investor as a holder of the Preferred Stock issued in the April Offering, the Investor became party to the Investor Rights Agreement to which the holders of Preferred Stock issued in the 2009 Offering are party.  The rights of the Preferred Stock holders are also evidenced by the Certificate Of Designations, Preferences And Other Rights And Qualifications Of Series A Convertible Preferred Stock (the “Certificate of Designations”). The Investors Rights Agreement and the Certificate of Designations were previously described in the December 30th Form 8-K.

ITEM 3.02    UNREGISTERED SALE OF EQUITY SECURITIES

On April 7, 2010, the Registrant entered into the Securities Purchase Agreement, as described in Item 1.01 above, the disclosures under which are incorporated herein by this reference.  All of the securities offered and sold in this transaction were offered and sold in reliance on the private placement exemption from registration under Section 4(2) of the Securities Act, including Rule 506 promulgated under Section 4(2).  The Registrant relied on this exemption based on the fact that (i) there were a limited number of recipients of such securities, (ii) all such investors were accredited investors or otherwise, either alone or through a purchaser representative, had knowledge and experience in financial and business matters such that each was capable of evaluating the risks of the investment, and (iii) the Registrant had obtained representations from the investors indicating that they were purchasing for investment only.  The securities offered and sold in the April Offering are not registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure about the April Offering contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Registrant, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135(c) of the Securities Act.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

 (d)           Exhibits

Exhibit No.                                Description
3.1* 4.1* 10.1** 10.2* * **

Certificate of Designations of Registrant dated December 21, 2009

Form of Warrant

Form of Securities Purchase Agreement

Investors Rights Agreement among the Registrant and Investors signatory thereto.

Previously filed in the Current Report on Form 8-K filed on December 30, 2009

Previously filed in the Current Report on Amendment No. 2 to Form 8-K filed on February 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 9, 2010	PANELTECH INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Scott Olmstead
Scott Olmstead
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1* 4.1* 10.1** 10.2* * **

Certificate of Designations of Registrant dated December 21, 2009

Form of Warrant

Form of Securities Purchase Agreement

Investors Rights Agreement among the Registrant and Investors signatory thereto.

Previously filed in the Current Report on Form 8-K filed on December 30, 2009

Previously filed in the Current Report on Amendment No. 2 to Form 8-K filed on February 11, 2010.